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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2003

                                 -------------

                           ESPERION THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 001-16033              38-3419139
--------------------------------------------------------------------------------
  (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)            File Number)           Identification No.)


            3621 South State St., 695 KMS Place, Ann Arbor, MI 48108
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (734) 332-0506










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Item 5. Other Events.

         On July 29, 2003, the Board of Directors of Esperion Therapeutics, Inc. ("Esperion") approved an amendment ("Amendment No. 2") to the Rights Agreement dated April 18, 2002, as amended by Amendment No. 1 dated November 26, 2002, between Esperion and StockTrans, Inc., as rights agent (the "Rights Agreement"). Amendment No. 2 revises the definition of "Acquiring Person" to exclude the Sacane Group (as that term is defined in Amendment No. 2) unless and until the earlier of such time as the Sacane Group, together with all Affiliates and Associates, directly or indirectly, becomes the Beneficial Owner of more than 33% of the Common Shares then outstanding or ceases to hold any of the Common Shares of which it is the Beneficial Owner without any intention of changing or influencing control of the Company.

         On July 29, 2003, the Board of Directors of Esperion also approved a Voting and Transfer Restriction Agreement between Esperion and the Sacane Group (as such term is defined in the Voting and Transfer Restriction Agreement) that restricts the Sacane Group's voting rights and the manner in which the Sacane Group and its affiliates and associates (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) can transfer the shares of Esperion common stock over which Sacane Group and its affiliates and associates have claimed beneficial ownership.


Item 7.    Financial Statements and Exhibits.

       (c)            Exhibits.

       Exhibit 4.4 Amendment No. 2 to Rights Agreement, dated as of July 29, 2003, between Esperion Therapeutics, Inc. and StockTrans, Inc., as Rights Agent.

       Exhibit 4.5 Voting and Transfer Restriction Agreement by and among Esperion Therapeutics, Inc., Scott Sacane, Durus Capital Management, LLC and Durus Capital Management (NA), LLC, dated as of July 29, 2003.






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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ESPERION THERAPEUTICS, INC.



                               By: /s/ Roger S. Newton, Ph.D
                                   -----------------------------------------
                                   Name:  Roger S. Newton, Ph.D
                                   Title:  President and Chief Executive Officer




Dated: July 29, 2003


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                                  EXHIBIT INDEX





EXHIBIT NO.        EXHIBIT DESCRIPTION

Exhibit 4.4 Amendment No. 2 to Rights Agreement, dated as of July 29, 2003, between Esperion Therapeutics, Inc. and StockTrans, Inc., as Rights Agent.

Exhibit 4.5 Voting and Transfer Restriction Agreement by and among Esperion Therapeutics, Inc., Scott Sacane, Durus Capital Management, LLC and Durus Capital Management (NA), LLC, dated as of July 29, 2003.